## Forward-Looking Statements

Roma Financial Corporation (the "Company" or "Registrant") may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission (including this Annual Report on Form 10-K and the exhibits thereto), in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the private securities litigation reform act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the Company's control). The following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the board of governors of the federal reserve system, inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for the Company's products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes, acquisitions; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

# CORPORATE STRUCTURE



Members
Depositors and Borrowers
Roma Financial Corporation, MHC
Mutual Holding Company
Roma Financial Corporation
(Stock Holding Company)
(69% Owned)
RomAsia Bank
(89.55% Ownership)
Roma Bank
Stock Corporation
(100% Owned)
Roma Bank
Community Foundation
Roma Capital Investment
Corporation
(100% Owned)
General Abstract & Title
Agency
A NJ Corporation
(100% Owned)
84 Hopewell, LLC
(50% Joint Venture)

ROMA FINANCIAL
Corporation

# Common Stock Holdings



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
69.00
69.00
69.00
1.00
1.00
1.00
24.40
27.00
30.00
5.60
3.00
0.00
MHC
Foundation
Minority(a)
Treasury
Date of IPO - 7/12/06
At 12/31/07
At 12/31/08

# Highlights

- Raised quarterly dividend by one third to eight cents a share
- Implemented share repurchase programs
- Opened a record five branches; raising total branches to fourteen
- Opened RomAsia Bank
- Assets exceed $1 Billion
- Double digit growth in Assets, Loans and Deposits
- Retained Bauer Financial "Sustained Superior Rating" designation



NUMBER OF BRANCHES
16
14
12
10
8
6
4
2
0
1
2
3
4
5
6
7
8
9
14
1
1920
1973
1975
1986
1991
1993
2003
2006
2007
2008
ROMA
ROMASIA

ROMA FINANCIAL Corporation


Union
Rich-
mond
orthampton
Hunterdon
Somerset
Middlesex
Monmouth
Mercer
Bucks
Montgomery
Philadel-
phia
Burlington
Ocean
Chester
Delaware
Camden
Gloucester
Atlantic
National Atlas of the United States

**Red- Roma Bank Current Branches**

**Green- Future Roma Bank Branch**

**Blue- RomAsia Branch**

ROMA FINANCIAL
Corporation



EMPLOYMENT TREND
(Full Time Equivalent)
250
200
150
100
50
0
129
121
140
157
174
199
15
13
12
7
0
2003
2004
2005
2006
2007
2008
ROMA BANK
ROMASIA
GENERAL ABSTRACT

ROMA FINANCIAL Corporation

## NUMBER OF CUSTOMERS
**(In Thousands)**



80
70
60
50
40
30
20
10
0
59.5
63.9
67.1
70.5
75.8
2004
2005
2006
2007
2008

ROMA FINANCIAL
Corporation

## ASSETS
($ in Millions)



1200
1000
800
600
400
200
0
671.7
711.8
797.8
875.5
907.1
1077.1
1026.2
50.9
2003
2004
2005
2006
2007
2008
ROMASIA
ROMA

ROMA FINANCIAL Corporation

# COMPOSITION OF ASSETS

**(In Percentage)**



100.00
90.00
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
2003
2004
2005
2006
2007
2008
7.70
2.09
44.98
45.23
8.99
2.88
43.83
47.10
6.48
3.59
42.46
47.47
10.37
3.50
38.12
48.01
13.89
3.66
31.86
50.59
11.48
3.71
36.49
48.32
LOANS
INVESTMENTS
PREMISES & EQUIPMENT
OTHER ASSETS

# CAPITAL ADDITIONS

($ in Millions)



40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
4.2
7.1
8.9
3.2
3.5
8.5
35.4
2003
2004
2005
2006
2007
2008
Totals

ROMA FINANCIAL Corporation

# LOANS

(Before ALLL & Deferred Fees)
($ in Millions)



600.0
500.0
400.0
300.0
200.0
100.0
0.0
305.1
336.5
379.9
421.7
460.6
522.9
510.2
12.7
2003
2004
2005
2006
2007
2008
ROMASIA
ROMA

ROMA FINANCIAL
Corporation

# COMPONENTS OF LOAN PORTFOLIO
(% to Total Portfolio)



100.0
80.0
60.0
40.0
20.0
0.0
24.6
9.6
65.8
26.5
13.7
59.8
31.6
18.0
50.5
30.5
20.2
49.3
28.5
23.8
47.8
25.8
30.1
44.1
2003
2004
2005
2006
2007
2008
RESIDENTIAL MORTGAGES
COMMERCIAL LOANS
HOME EQUITY LOANS

ROMA FINANCIAL Corporation

# RESIDENTIAL MORTGAGE LOANS

(Before ALLL & Deferred Fees)
($ in Millions)



240.0
230.0
220.0
210.0
200.0
190.0
180.0
170.0
201.2
201.5
194.1
211.6
221.2
231.4
2003
2004
2005
2006
2007
2008

(Includes Residential Construction Loans)

ROMA FINANCIAL Corporation

# MORTGAGE ORIGINATIONS AND REPAYMENTS

($ in Millions)


100.0
80.0
60.0
40.0
20.0
0.0
95.2
68.5
39.0
38.7
28.5
35.9
40.1
22.6
33.6
24.0
39.3
29.1
2003
2004
2005
2006
2007
2008
MORTGAGE ORIGINATIONS
MORTGAGE REPAYMENTS

ROMA FINANCIAL Corporation

# HOME EQUITY LOANS

(Before ALLL & Deferred Fees)
($ in Millions)



140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
73.0
86.8
118.3
127.5
130.1
133.8
131.9
1.9
2003
2004
2005
2006
2007
2008
ROMASIA
ROMA

ROMA FINANCIAL Corporation

## HOME EQUITY ORIGINATIONS AND REPAYMENTS
($ in Millions)



70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
45.7
44.3
53.2
39.4
63.5
32.0
43.6
34.4
34.0
31.4
31.2
27.4
2003
2004
2005
2006
2007
2008
HOME EQUITY ORIGINATIONS
HOME EQUITY REPAYMENTS


OUTSTANDING EQUITY LOANS & COMMITMENTS
($ in Millions)
200.0
150.0
100.0
50.0
0.0
2003
2004
2005
2006
2007
2008
53.3
19.7
6.0
60.6
26.3
5.3
94.3
24.0
9.8
109.7
17.8
13.7
111.1
19.0
33.1
102.4
31.5
39.7
FIXED RATE OUTSTANDING
HELOC OUTSTANDING
HELOC AVAILABILITY

ROMA FINANCIAL Corporation

# COMMERCIAL LOANS

(Before ALLL & Deferred Fees)
($ in Millions)


160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
29.5
46.7
66.4
81.3
108.3
156.1
145.8
10.3
2003
2004
2005
2006
2007
2008
ROMASIA
ROMA


COMMERCIAL LENDING CONCENTRATION RISK BY COLLATERAL TYPE
($ in Millions)
(ROMA ONLY)
120
100
80
60
40
20
0
REAL ESTATE SECURED
REAL ESTATE SECURED CONSTRUCTION
MARKETABLE SECURITIES
EQUIPMENT
BUSINESS ASSETS
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation



Loan Commitments
($ in Millions)
80.0
60.0
40.0
20.0
0.0
1.0
39.7
34.4
75.1
0.7
36.9
25.2
62.7
2008
2007
RESIDENTIAL MORTGAGES
HOME EQUITY LOANS
COMMERCIAL LOANS
TOTALS

ROMA FINANCIAL Corporation



TOTAL NON-PERFORMING LOANS
($ in Thousands & Percent of Total Loans)
(ROMA ONLY)
12,000
10,000
8,000
6,000
4,000
2,000
0
2.50
2.00
1.50
1.00
0.50
0.00
908
787
654
363
6,889
10,308
0.30
0.23
0.17
0.08
1.46
1.95
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation



LOAN DELINQUENCY ANALYSIS
(in Percent)
(ROMA ONLY)
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
0.37
0.20
8.10
0.41
0.15
14.94
0.68
0.09
8.63
2006
2007
2008
MORTAGE LOANS
HOME EQUITY LOANS
COMMERCIAL LOANS

ROMA FINANCIAL Corporation



ALLOWANCE FOR LOAN LOSSES
($ in Thousands & Percent of Total Loans)
(ROMA ONLY)
2,500
2,000
1,500
1,000
500
0
0.45
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0.24
0.23
0.24
0.27
0.34
0.42
702
750
878
1,169
1,602
2,223
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation

# INVESTMENTS
($ in Millions)



500.0
400.0
300.0
200.0
100.0
0.0
326.0
329.0
340.0
391.0
377.7
466.7
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation

# Components of Investment Portfolio

(in %, except $ in Millions)


$467 Million
15.62
18.88
65.50
MBS
AGENCY INVMTS
O/N FUNDS

2008


$378 Million
23.40
38.54
38.07
MBS
AGENCY INVMTS
O/N FUNDS

2007

ROMA FINANCIAL Corporation



DEPOSITS
($ in Millions)
800.0
600.0
400.0
200.0
0.0
544.6
576.3
643.8
626.0
651.0
764.2
726.7
37.5
2003
2004
2005
2006
2007
2008
ROMASIA
ROMA

ROMA FINANCIAL Corporation


DEPOSIT GROWTH
(in Percent)
20.00
15.00
10.00
5.00
0.00
-5.00
6.83
5.84
11.68
-2.77
4.00
17.40
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation


26.7%
13.06% Interest Bearing
3.65% Non Interest Bearing
16.7%
56.6%

**December 31, 2008**

CDS SAVINGS CHECKING


27.0%
15.12% Interest Bearing
3.78% Non Interest Bearing
18.9%
54.1%

**December 31, 2007**

CDS SAVINGS CHECKING

# BORROWINGS
($ in millions)



86.9
90
80
70
60
50
40
30
20
10
0
28.9
9.7
7.9
2005
2006
2007
2008

ROMA FINANCIAL
Corporation

# STOCKHOLDERS' EQUITY

($ in Millions)



250.0
200.0
150.0
100.0
50.0
0.0
123.8
131.4
138.7
234.7
218.3
211.4
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation

# NET INCOME

($ in Millions)



10.0
8.0
6.0
4.0
2.0
0.0
7.7
7.6
7.5
5.2
7.2
4.7
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation


PERFORMANCE RATIOS
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
6.38
6.02
5.55
2.89
3.12
2.15
1.18
1.10
0.99
0.62
0.82
0.48
$0.19
$0.23
$0.15
2003
2004
2005
2006
2007
2008
ROA
ROE
EARNINGS PER SHARE

ROMA FINANCIAL
Corporation


HISTORIC YIELD CURVE
(Year End in Percent)
6.00
5.00
4.00
3.00
2.00
1.00
0.00
5.25
4.97
5.09
4.88
4.76
4.68
4.66
4.64
4.65
4.65
4.78
4.25
4.07
4.36
4.36
4.37
4.33
4.32
4.31
4.33
4.35
4.49
0.25
0.09
0.25
0.32
0.77
0.98
1.27
1.56
1.63
2.22
2.67
FF-RATE
3 MON
6 MON
1 YR
2 YRS
3 YRS
4 YRS
5 YRS
7 YRS
10 YRS
30 YRS
2006
2007
2008

ROMA FINANCIAL
Corporation

# INTEREST INCOME

($ in Millions)



60.0
50.0
40.0
30.0
20.0
10.0
0.0
31.4
31.1
34.6
40.9
45.8
48.1
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation

# INTEREST EXPENSE

($ in Millions)


20.0
15.0
10.0
5.0
0.0
8.3
7.4
10.9
15.2
17.8
19.7
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation


NET INTEREST MARGIN RATIOS
(In Percent)
6.00
5.00
4.00
3.00
2.00
1.00
0.00
2004
2005
2006
2007
2008
4.79
4.90
5.22
5.59
5.37
3.65
3.36
3.28
3.42
3.17
3.44
3.09
2.80
2.71
2.62
1.35
1.81
2.42
2.88
2.75
EARNING ASSET YIELDS
COST OF INTEREST BEARING LIABILITIES (COST OF FUNDS)
MARGIN
SPREAD

ROMA FINANCIAL
Corporation

# NET INTEREST INCOME
($ in Millions)


40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
23.1
23.8
23.7
25.7
27.9
28.4
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL
Corporation

# NON-INTEREST INCOME

**($ in Millions)**



5.0
4.0
3.0
2.0
1.0
0.0
1.6
1.6
2.9
3.5
4.1
4.2
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL
Corporation

# NON-INTEREST EXPENSE

($ in Millions)



25.0
20.0
15.0
10.0
5.0
0.0
12.5
13.4
15.1
21.2
20.3
25.1
2003
2004
2005
2006
2007
2008

ROMA FINANCIAL Corporation

| Thrift Industry Comparison Performance Ratios<br>As of December 31, 2008<br>(in %) | ROMA BANK | THRIFT INDUSTRY** |
|---|---|---|
| RETURN ON AVERAGE ASSETS | 0.56* | -1.00 |
| RETURN ON AVERAGE EQUITY | 3.00* | -11.05(4thQtr) |
| EQUITY CAPITAL RATIO/TOTAL ASSETS | 18.30* | 9.09 |
| NET INTEREST MARGIN | 3.15* | 2.82 |
| NON-INTEREST EXPENSE/AVERAGE ASSETS | 2.57* | 2.75 |
| NON-PERFORMING ASSETS/ ASSETS | 0.99* | 2.38 |

*Based on FinPro Quarterly Performance report

**Thrift Industry Figures from Office of Thrift Supervision 4th Quarter 2008 Thrift Industry Report

***90 days and over

Better than peers

Worse than peers

Within 10% of peers

ROMA FINANCIAL Corporation

| Thrift Industry Comparison Performance Ratios<br>As of December 31, 2008<br>(in %) | ROMA BANK | THRIFT INDUSTRY** |
|---|---|---|
| NONCURRENT MORTGAGE LOANS & HOME EQUITY LOANS/TOTAL MORTGAGE & HOME EQUITY LOANS*** | 0.22 | 3.70 |
| NONCURRENT COMMERCIAL LOANS/TOTAL COMMERCIAL LOANS*** | 6.75 | 4.60 |
| LOANS PAST DUE 30 TO 89 DAYS/ASSETS | 0.72 | 1.74 |
| PROVISIONS FOR LOAN LOSSES/ASSETS | 0.06 | 2.87 |
| MORTGAGE ORIGINATIONS | UP 15 | DOWN 43 |
| DEPOSIT GROWTH | UP 17 | DOWN 18 |

*Based on FinPro Quarterly Performance report

**Thrift Industry Figures from Office of Thrift Supervision 4th Quarter 2008 Thrift Industry Report

***90 days and over

Better than peers Worse than peers Within 10% of peers

ROMA FINANCIAL Corporation

| Peer Comparative Performance Ratios<br>As of December 31, 2008<br>(in %, except $ in millions) | | Roma Financial Corp | MHC Peer Median Group* |
|---|---|---|---|
| TOTAL ASSETS | Green | $1077.1 | $804.9 |
| # OF BRANCHES | Green | 15 | 11 |
| NET INCOME | Green | 4,668 | 1,402 |
| MARKET VALUE | Green | 301.38 | 88.23 |
| ROAA | Green | 0.48 | .32 |
| ROAE | Yellow | 2.15 | 2.34 |
| YIELD ON AEA | Yellow | 5.37 | 5.84 |
| COST OF AVG INT BEARING LIABILITIES | Green | 2.75 | 3.10 |
| NET INTEREST MARGIN | Green | 3.17 | 2.73 |

Data Sources: Roma Financial Corp Data from Form 10-K for 2008 & FinPro, Peer Group Data as of 12-31-2008 provided by FinPro
Peer Group includes CSBK,COBK,FXCB,KRNY,MGYR,MLVF,NFBK,OSHC,ONFC,ORIT
*Provided by FinPro
**Based upon market price of $13.32 as of 4-16-2009

Green: Better than peers | Red: Worse than peers | Yellow: Within 10% of peer

ROMA FINANCIAL Corporation

| Peer Comparative Performance Ratios<br>As of December 31, 2008<br>(in %, except $ in millions) | | Roma Financial Corp | MHC Peer Median Group* |
|---|---|---|---|
| EFFICIENCY RATIO | Better than peers | 77.05 | 77.55 |
| ASSET GROWTH | Better than peers | 18.74 | 14.59 |
| LOAN GROWTH | Worse than peers | 13.41 | 17.21 |
| DEPOSIT GROWTH | Better than peers | 17.39 | 8.26 |
| NON PERF. ASSETS/ASSETS | Worse than peers | 0.96 | 0.38 |
| NON PERF LOANS/LOANS | Worse than peers | 1.95 | 0.71 |
| ALLL/TOTAL LOANS | Worse than peers | 0.42 | 0.84 |
| ALLL/NONPERFORMING LOANS | Worse than peers | 21.42 | 104.47 |
| NET LOANS/TOTAL ASSETS | Worse than peers | 48.42 | 60.40 |

Data Sources: Roma Financial Corp Data from Form 10-K for 2008 & FinPro, Peer Group Data as of 12-31-2008 provided by FinPro
Peer Group includes CSBK,COBK,FXCB,KRNY,MGYR,MLVF,NFBK,OSHC,ONFC,ORIT
*Provided by FinPro
**Based upon market price of $13.32 as of 4-16-2009

Better than peers (green) — Worse than peers (red) — Within 10% of peer (yellow)

ROMA FINANCIAL Corporation

| Peer Comparative Performance Ratios<br>As of December 31, 2008<br>(in %, except $ in millions) | | Roma Financial Corp | MHC Peer Median Group* |
|---|---|---|---|
| NET LOANS/TOTAL DEPOSITS | Worse than peers | 68.39 | 89.11 |
| DEPOSITS/ASSETS | Within 10% of peer | 70.95 | 66.48 |
| TOTAL BORROWINGS/TOTAL ASSETS | Better than peers | 8.07 | 18.89 |
| TOTAL EQUITY/TOTAL ASSETS | Better than peers | 19.62 | 11.73 |
| DIVIDEND YIELD | Better than peers | 2.40** | 1.69** |
| DIVIDEND PAYOUT | Better than peers | 213.33 | 86.61*** |

Data Sources: Roma Financial Corp Data from Form 10-K for 2008 & FinPro, Peer Group Data as of 12-31-2008 provided by FinPro
Peer Group includes CSBK,COBK,FXCB,KRNY,MGYR,MLVF,NFBK,OSHC,ONFC,ORIT
*Provided by FinPro
**Based upon market price of $13.32 as of 4-16-2009
***Based upon Dividends paid by 4 MHC's for 12 months as of 12-31-2008

Better than peers (green) Worse than peers (red) Within 10% of peer (yellow)

ROMA FINANCIAL Corporation



Pricing Multiple Comparison
(as of 4/16/2009)
250
200
150
100
50
-
128
195
141
79
88
76
69
89
61
Price / Tangible Book (%)
Price / Fully Converted Tangible Book (%)
Price / LTM Core EPS
Median:
ROMA
Average:

Source: SNL Financial, FinPro Calculations


Roma Stock Price History
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
07/12/06
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
4/16/20009

Source: SNL Financial, FinPro Calculations

ROMA FINANCIAL Corporation

## Total Return (Since 7/12/2006):
*Roma vs. SNL Thrift MHCs Index*



80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
07/12/06
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
4/16/20009
ROMA
SNL Thrift MHC's Index

Source: SNL Financial, FinPro Calculations

ROMA FINANCIAL
Corporation

# Challenges

- Economy
- Net Income
- Interest Rate Environment
- Competition
- Regulatory Environment
- Preservation of Capital
- RomAsia Bank
- Lending and Loan Quality

ROMA FINANCIAL

Corporation